UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2021
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AMETEK, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		1-12981	14-1682544
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1100 Cassatt Road
Berwyn,	Pennsylvania		19312
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (610) 647-2121
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value (voting)	AME	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 5, 2021, AMETEK, Inc. (the “Company”) announced that Timothy N. Jones, President, Electromechanical Group of the Company, intends to retire as President effective January 1, 2022.

The Company also announced that David F. Hermance was elected President, Electromechanical Group of the Company effective January 1, 2022, assuming Mr. Jones’ position. Mr. Hermance, 53, currently serves as Vice President and General Manager of the Company, a position he has held since 2015. There is no arrangement or understanding between Mr. Hermance and any other person pursuant to which he was selected President, Electromechanical Group of the Company, there is no family relationship between Mr. Hermance and any Director or Officer of the Company, and Mr. Hermance is not a party to any transaction in which the Company is a participant.

The Company also announced that Emanuela Speranza was elected to the newly created role of Chief Commercial Officer of the Company effective January 1, 2022. Ms. Speranza, 52, currently serves as Vice President of the Company, a position she has held since 2014. There is no arrangement or understanding between Ms. Speranza and any other person pursuant to which she was selected Chief Commercial Officer of the Company, there is no family relationship between Ms. Speranza and any Director or Officer of the Company, and Ms. Speranza is not a party to any transaction in which the Company is a participant.

Both Ms. Speranza and Mr. Hermance will be executive officers of the Company in their new roles.

Copies of the Company’s press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated November 5, 2021, “AMETEK Appoints David Hermance President, Electromechanical Group; Timothy Jones To Retire Following 42 Years of Service”.

99.2	Press release dated November 5, 2021, “Emanuela Speranza Named Chief Commercial Officer”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMETEK, Inc.

November 5, 2021	By:	/s/ THOMAS M. MONTGOMERY
Name: Thomas M. Montgomery
Title: Senior Vice President - Comptroller